Warrants	6 Months Ended
Jun. 30, 2018
Other Liabilities Disclosure [Abstract]
Warrants

Note 6 - Warrants

On April 27, 2018 and June 8, 2018, the Company issued 212,665 and 79,449 common stock warrants, respectively, to the Placement Agent related to fundraisings. The warrants have a term of five years from the closing date of the private placements and an exercise price of $1.50 per share. The Company measures the warrants using the Black-Scholes Model (“BSM”) to estimate their fair value.

The warrants are classified in stockholders’ equity of the Company.

The fair value of the warrants issued during the year was $203,615 based on the following inputs and assumptions using the BSM: (i) expected stock price volatility of 44.50%; (ii) risk-free interest rate of 2.86%; and (iii) expected life of warrants of 6 years.

The weighted-average exercise price of all warrants outstanding as of June 30, 2018 was $1.50 per share.